UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 9, 2006

AMERIQUEST MORTGAGE SECURITIES INC.

(as depositor under the Pooling and Servicing Agreement,

dated as of March 1, 2006, providing for the issuance of

ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2006-R2)

Ameriquest Mortgage Securities Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-131452-02	33-0885129
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California	92868
(Address of Principal Executive Offices	(Zip Code)

Registrant's telephone number, including area code: (714) 564-0660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On March 29, 2006, a series of certificates, entitled Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2006-R2 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2006 (the “Agreement”), attached hereto as Exhibit 4.1, among Ameriquest Mortgage Securities Inc., as depositor (the “Depositor”), Ameriquest Mortgage Company (“Ameriquest”), as master servicer (the “Master Servicer”), and Deutsche Bank National Trust Company, as trustee (the “Trustee”). The Certificates consist of nineteen classes of certificates (collectively, the “Certificates”), designated as the Class A-1 Certificates, Class A-2A Certificates, Class A-2B Certificates, Class A-2C Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates, Class M-10 Certificates, Class M-11 Certificates, Class CE Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool”) of conventional, one- to four- family, adjustable-rate and fixed rate, first lien and second lien mortgage loans having original terms to maturity of up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $1,462,510,000 as of March 1, 2006 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated March 10, 2006 (the “Mortgage Loan Purchase Agreement”), between Ameriquest and the Depositor. The Class A-1 Certificates, Class A-2A Certificates, Class A-2B Certificates, Class A-2C Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates and Class M-10 Certificates (collectively, the “Offered Certificates”) were sold by the Depositor to the Underwriters, pursuant to an Underwriting Agreement, dated March 10, 2006 (the “Underwriting Agreement”), attached hereto as Exhibit 4.2, among the Depositor, Ameriquest and the Underwriters.

The Offered Certificates have the following initial Certificate Principal Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance(1)	Pass-Through Rate

A-1	$525,819,000	Variable(2)
A-2A	$115,083,000	Variable(2)
A-2B	$122,962,000	Variable(2)
A-2C	$15,136,000	Variable(2)
M-1	$55,500,000	Variable(2)
M-2	$33,000,000	Variable(2)
M-3	$18,500,000	Variable(2)
M-4	$16,500,000	Variable(2)
M-5	$16,000,000	Variable(2)
M-6	$15,000,000	Variable(2)
M-7	$14,000,000	Variable(2)
M-8	$10,000,000	Variable(2)
M-9	$9,000,000	Variable(2)
M-10	$7,000,000	Variable(2)

(1)	Approximate.

(2)

The pass-through rate on each class of Class A and Mezzanine Certificates will be based on one-month LIBOR plus the applicable margin set forth above, subject to the rate caps described in the prospectus supplement.

The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated March 10, 2006 (the “Prospectus Supplement”), and the Prospectus, dated March 9, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-11 Certificates, Class CE Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates (the "Private Certificates") have not been and will not be publicly offered by the Depositor and are thereby exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits

Exhibit No.	Description
4.1

Pooling and Servicing Agreement, dated as of March 1, 2006, by and among Ameriquest Mortgage Securities Inc., as Depositor, Ameriquest Mortgage Company, as Master Servicer, and Deutsche Bank National Trust Company, as Trustee, relating to the Series 2006-R2 Certificates.

4.2	Underwriting Agreement, dated as of March 10, 2006, by and among Ameriquest Mortgage Company, Ameriquest Mortgage Securities Inc. and the Underwriters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 12, 2006

AMERIQUEST MORTGAGE SECURITIES INC.

By:	/s/ John P. Grazer
Name:	John P. Grazer
Title:	Chief Financial Officer

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1

Pooling and Servicing Agreement, dated as of March 1, 2006, by and among Ameriquest Mortgage Securities Inc., as Depositor, Ameriquest Mortgage Company, as Master Servicer, and Deutsche Bank National Trust Company, as Trustee, relating to the Series 2006-R2 Certificates.

4.2	Underwriting Agreement, dated as of March 10, 2006, by and among Ameriquest Mortgage Company, Ameriquest Mortgage Securities Inc. and the Underwriters.